UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        February 24, 2004
                (Date of Earliest Event Reported)


                        VIEW SYSTEMS, INC.
(Exact name of small business issuer as specified in its charter)

          Nevada                  0-30178               59-2928366
(State of incorporation)  (Commission File Number)     (I.R.S. Employer
                                                       Identification No.)


                         1100 Wilso Drive
                    Baltimore, Maryland  21223
             (Address of principal executive offices)


                          (410) 646-3000
                    Issuer's telephone number


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ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 24, 2004, View Systems, Inc. engaged Chisholm, Bierwolf & Nilson, LLC as our independent auditors. During the two most recent fiscal years ended December 31, 2003 and 2002, and through February 24, 2004, we did not consult with Chisholm, Bierwolf & Nilson, LLC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Chisholm, Bierwolf & Nilson, LLC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VIEW SYSTEMS, INC.

                                  /s/ Gunther Than
Date:   March 1, 2004        By:  __________________________________________
                                  Gunther Than
                                  Chief Executive Officer, Treasurer
                                  and Chairman of the Board